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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 31, 2006


                              LINCOLN PARK BANCORP
             (Exact name of registrant as specified in its charter)

           FEDERAL                      000-51078                61-1479859
-----------------------------   -----------------------   ----------------------
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
      of incorporation)                                    Identification No.)

31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY                          07035
---------------------------------------------                      -------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
              RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
              -----------------------------------------------------------

(a) On October 31, 2006, Lincoln Park Bancorp (the "Company"), pursuant to authorization of the Company's Board of Directors, filed an amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2005 in order to revise its presentation of net income per common share for the year ended December 31, 2004. There have been no changes to previously reported total net income for any period. Only share and per share amounts are being restated.

The effective date of the Company's mutual holding company reorganization and initial public offering (the "IPO") was December 16, 2004, and a total of 1,851,500 shares were issued, including 851,690 shares issued to the public and 999,810 shares issued to Lincoln Park Bancorp, MHC, the mutual holding company parent of the Company.

In the Company's Form 10-KSB for the year ended December 31, 2005 previously filed with the Securities and Exchange Commission ("SEC"), the basic and diluted net income per share for 2004 was calculated based upon income for the entire year and as if all of the shares issued on December 16, 2004 had been outstanding for the entire year.

The Company is restating its share and per share computations for the year ended December 31, 2004 as follows: (1) as to the 999,810 shares issued to Lincoln Park Bancorp, MHC on December 16, 2004 in connection with the Company's reorganization and IPO, the Company has determined that such shares of stock shall be treated as having been outstanding for all periods presented; and (2) as to the 851,690 shares issued to the public on December 16, 2004, the Company has determined that such shares shall be treated as having been outstanding only from the date such shares were issued, December 16, 2004.

The Audit Committee of the Board of Directors had discussed with the Company's independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Shell company transactions. Not applicable.

(d) Exhibits. The following exhibit is attached as part of this report:

    Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     LINCOLN PARK BANCORP


DATE:  October 31, 2006             By:     /s/ David G. Baker
                                           -------------------------------------
                                           David G. Baker
                                           President and Chief Executive Officer
                                           (Duly authorized officer